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                          [GRANT THORNTON LETTERHEAD]

                                                                    Exhibit 16.2

May 13, 1996

Securities and Exchange Commission
Washington, D.C. 20549

Re:    Long Distance Direct Holdings, Inc.
       File No. 33-26019LA

Dear Sir or Madam:

We have read Item 4 of the Form 8-K/A Amendment No. 1 of Long Distance Direct Holdings, Inc. dated May 13, 1996, and agree with the statements contained therein.

Very truly yours,

/s/ GRANT THORNTON LLP
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    GRANT THORNTON LLP